SCHEDULE 14A

                            SCHEDULE 14A INFORMATION
                      Proxy Statement Pursuant to Section 14(a) of the
                       Securities and Exchange Act of 1934
                                (Amendment No. 1)


Filed by the Registrant     [X]

Filed by Party other than the Registrant     [  ]

Check the appropriate box:

[   ] Preliminary Proxy Statement
[X]   Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant toss.240-11(c) orss.240.14a-12


                           Phoenix Star Ventures, Inc.
           ----------------------------- ----------------------------
                (Name of Registrant as Specified in Its Charter)


                    William T. Hart - Attorney for Registrant
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ ] $500 per each party to the  controversy  pursuant  to  Exchange  Act Rule
     14a-6(i)(3)

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)    Title of each class of securities to which transaction applies:
            -----------------------------------------------------

2)    Aggregate number of securities to which transaction applies:
            -----------------------------------------------------

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
            -----------------------------------------------------

4)    Proposed maximum aggregate value of transaction:
            -----------------------------------------------------


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      [ ] Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)    Amount Previously Paid:
            -----------------------------------

2)    Form, Schedule or Registration No.:
            -----------------------------------

3)    Filing Party:
            -----------------------------------

4)    Date Filed:
            -----------------------------------





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                           PHOENIX STAR VENTURES, INC.
                          Suite 215, 2438 Marine Drive
                        West Vancouver, British Columbia
                                 Canada V7V 1L2
                              (604) 925-9910 (tel)
                              (604) 925-9556 (fax)

                          NOTICE OF SPECIAL MEETING OF
                    SHAREHOLDERS TO BE HELD NOVEMBER 30, 2001



      Notice is hereby given that a special meeting of the shareholders of Phoenix Star Ventures, Inc. (the "Company") will be held at Suite 215, 2438 Marine Drive, West Vancouver, British Columbia, Canada on November 30, 2001, at 10:00 A.M., for the following purpose:

      1. To approve a reverse split of the Company's common stock such that each nine outstanding shares of the Company's common stock will be converted into one share of common stock.

            To transact such other business as may properly come before the meeting.

      The Board of Directors has fixed the close of business on October 30, 2001 as the record date for the determination of shareholders entitled to notice of and to vote at such meeting. Shareholders are entitled to one vote for each share held. As of October 30, 2001, the Company had 9,231,012 outstanding shares of common stock.


                                    PHOENIX STAR VENTURES, INC.



November 16, 2001                   By: /s/ Stephen Jackson
                                        --------------------------
                                    President


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                           PHOENIX STAR VENTURES, INC.
                          Suite 215, 2438 Marine Drive
                        West Vancouver, British Columbia
                                 Canada V7V 1L2
                              (604) 925-9910 (tel)
                              (604) 925-9556 (fax)


                                 PROXY STATEMENT

         The accompanying proxy is solicited by the Board of Directors of the Company for voting at the Special Meeting of Shareholders to be held on November 30, 2001, and at any and all adjournments of such meeting. If the proxy is executed and returned, it will be voted at the meeting in accordance with any instructions, and if no specification is made, the proxy will be voted for the proposals set forth in the accompanying Notice of the Special Meeting of Shareholders. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Company at the address set forth on page one or in person at the time of the meeting. Additionally, any later dated proxy will revoke a previous proxy from the same shareholder. This proxy statement was mailed to shareholders of record on or about November 16, 2001.

         Only the holders of the Company's common stock are entitled to vote at the meeting. Each share of common stock is entitled to one vote and votes may be cast either in person or by proxy. A quorum consisting of one-third of the shares entitled to vote is required for the meeting. The affirmative vote of the holders of a majority of the outstanding shares of the Company's common stock is required to approve the reverse stock split of the Company's common stock. The approval of the holders of a majority of shares present at the meeting, in person or by proxy, is required to approve any other proposal to come before the meeting. As of October 30, 2001 the Company had 9,231,012 outstanding shares of common stock.

         Shares of the Company's common stock represented by properly executed proxies that reflect abstentions or "broker non-votes" will be counted as present for purposes of determining the presence of a quorum at the special meeting. "Broker non-votes" represent shares held by brokerage firms in "street-name" with respect to which the broker has not received instructions from the customer or otherwise does not have discretionary voting authority. Some brokerage firms may not have discretionary authority to vote these "street-name" shares with respect to the proposal to reverse split the Company's common stock. Because approval of the reverse stock split requires the approval of a majority of the Company's outstanding shares, abstentions and broker non-votes will have the same effect as votes against the approval of the matters to be voted upon at the meeting.

     Century Capital Management Ltd., which owns 86.7% of the Company's common stock, intends to vote its shares in favor of the proposal specified in the Notice of the Special Meeting of Shareholders.


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                             PRINCIPAL SHAREHOLDERS

      The following table sets forth the number of and percentage of outstanding shares of common stock beneficially owned by the Company's officer and director and those shareholders owning more than 5% of the Company's Common Stock as of October 30, 2001.

                                     Shares of
Name and Address                Common Stock         Percent of Class

Stephen C. Jackson                  43,300(1)(2)         0.5%(1)(2)
7433 13th Avenue
Burnaby, British Columbia
Canada V3M 2E2

Century Capital Management Ltd.     8,000,000            86.7%
Suite 215, 2438 Marine Drive
West Vancouver, British Columbia
Canada V7V 1L2

All Officers and Directors          43,300(1)(2)         0.5% (1)(2)
  as a Group (1 person)

(1) Shares are owned of record by 595796 B.C. Ltd. Mr. Jackson is a controlling person of this corporation and is therefore considered to be the beneficial owner of these shares.

(2) Share ownership excludes 100,000 shares issuable upon the exercise of options held by Stephen C. Jackson.


                          PROPOSED REVERSE STOCK SPLIT

      In connection with the Company's debt settlement and seeking out business opportunity candidates with the intent to acquire or merge with one or more business ventures, the Company believes it would be beneficial to reduce the number of the Company's outstanding shares. Accordingly, the Company's board of directors has adopted a proposal, subject to shareholder approval, to reverse split the shares of the Company's issued and outstanding common stock such that each nine outstanding shares of the Company's common stock will be automatically converted into one share of common stock. Notwithstanding the above, no fractional shares will be issued. Any shareholder who owns less than nine shares, and who would therefore otherwise receive less than one share of the Company's common stock, will be entitled to receive $0.0001 for each share of the Company's common stock owned by the shareholder immediately prior to the effective date of the reverse split, provided the shareholder sends a written request for payment to the Company. Any fractional share which would otherwise be issued to a shareholder owning nine or more shares of common stock will be rounded down to the nearest whole share. If the reverse stock split is approved, the Company will continue to be registered under Section 12(g) of the Securities Exchange Act of 1934 and will continue to file 10-KSB, 10-QSB, and 8-K reports with the Securities and Exchange Commission.


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      If the reverse split is approved by the Company's shareholders, the
Company will have 1,025,668 outstanding shares of common stock.


                        AVAILABILITY OF FILINGS MADE WITH
                       SECURITIES AND EXCHANGE COMMISSION

      The Company's Annual Report on Form 10-KSB and its latest quarterly report on Form 10-QSB will be sent to any shareholder of the Company upon request. Requests for a copy of these reports should be addressed to the Secretary of the Company at the address provided on the first page of this proxy statement.

                              SHAREHOLDER PROPOSALS

      Any shareholder proposal which may properly be included in the proxy solicitation material for the annual meeting of shareholders to be held after the Company's fiscal year ending April 30, 2002 must be received by the Secretary of the Company not later than September 30, 2002.
















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                           PHOENIX STAR VENTURES, INC.

                This Proxy is Solicited by the Board of Directors

      The undersigned shareholder of the Company, acknowledges receipt of the Notice of the Special Meeting of Shareholders, to be held November 30, 2001, 10:00 a.m. local time, at Suite 215, 2438 Marine Drive, West Vancouver, B.C. V7V 1L2, and hereby appoints Stephen C. Jackson and Andrew Hromyk, each with the power of substitution, as Attorneys and Proxies to vote all the shares of the undersigned at said Special Meeting of Shareholders and at all adjournments thereof, hereby ratifying and confirming all that said Attorneys and Proxies may do or cause to be done by virtue hereof. The above named Attorneys and Proxies are instructed to vote all of the undersigned's shares as follows:


      (1) To approve a reverse split of the Company's common stock such that each nine outstanding shares of the Company's common stock will be converted into one share of common stock.
              --                      --                      --
            /__/ FOR                /__/  AGAINST           /__/  ABSTAIN

      To transact such other business as may properly come before the meeting.

      THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DISCRETION IS INDICATED, THIS PROXY WILL BE VOTED IN FAVOR OF ITEM 1.

                        Dated this      day of                       , 2001.
                                   -----       ----------------------

                        ---------------------------------
                                   (Signature)

                        Please sign your name exactly as it appears on your stock certificate. If shares are held jointly, each holder should sign. Executors, trustees, and other fiduciaries should so indicate when signing.

                        Please Sign, Date and Return this Proxy so that your shares may be voted at the meeting.

                                            Return this Proxy to:
                                            Phoenix Star Ventures, Inc.
                                            Suite 215, 2438 Marine Drive
                                            West Vancouver, British Columbia
                                            Canada  V7V 1L2
                                            (604) 925-9910 (tel)
                                            (604) 925-9556 (fax)